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                                                                    Exhibit 10.3


                               SECOND AMENDMENT
                               ----------------

          SECOND AMENDMENT (this "Amendment"), dated as of October 27, 1997, among MOTORS AND GEARS INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of November 7, 1996 (the "Credit Agreement");

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I. Amendments and Modifications to Credit Agreement.
   ------------------------------------------------

          1. Section 8.15(a)(ii)(w) of the Credit Agreement is hereby amended by
(i) deleting the phrase "and/or" appearing therein and inserting in lieu thereof a comma and (ii) inserting the phrase "and/or other Indebtedness permitted pursuant to Section 9.04(xxii)" immediately after the phrase "Permitted Acquired Debt" appearing therein.

          2. The definition of "Permitted Transaction Cost" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the phrase "and/or" appearing in clause (iii) thereof and inserting in lieu thereof a comma and (ii) inserting the phrase "and/or other Indebtedness permitted pursuant to Section 9.04(xxii)" immediately after the phrase "Permitted Acquired Debt" appearing in clause (iii) thereof.

II. Miscellaneous Provisions.
    ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:
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          (a) no Default or Event of Default exists as of the Second Amendment
     Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 *     *     *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                            MOTORS AND GEARS INDUSTRIES, INC.

                                            By /s/ Gordon Nelson
                                              --------------------------------
                                             Title: Vice President

                                            BANKERS TRUST COMPANY
                                             Individually and as Agent

                                            By /s/ Patricia Hogan
                                              --------------------------------
                                             Title: Vice President

                                            THE FIRST NATIONAL BANK OF BOSTON

                                            By: /s/ Jonathan Zimmerman
                                              --------------------------------
                                               Title: Managing Director

                                            THE FIRST NATIONAL BANK OF CHICAGO

                                            By /s/ Julie A. Brister
                                              --------------------------------
                                             Title: Managing Director

                                            HELLER FINANCIAL

                                            By /s/ Michael J. Szneijder
                                              --------------------------------
                                             Title: Vice President